                             THE VANTAGEPOINT FUNDS

     Supplement dated September 11, 2003 to the Prospectus dated May 1, 2003

This Supplement supersedes and replaces any existing supplements to the Prospectus, revises certain disclosures in the Prospectus and should be retained and read in conjunction with the Prospectus.

THE SECOND SENTENCE OF PARAGRAPH 5 FOUND UNDER THE HEADING "MANAGEMENT OF THE FUNDS" ON PAGE 38 OF THE PROSPECTUS IS REPLACED WITH THE FOLLOWING SENTENCE:

The responsibility for overseeing subadvisers rests with VIA's Investment Division.

PARAGRAPHS 6 AND 7 FOUND UNDER THE HEADING "MANAGEMENT OF THE FUNDS" ON PAGE 38 OF THE PROSPECTUS ARE HEREBY DELETED.


                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                             THE VANTAGEPOINT FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2003
                           AMENDED SEPTEMBER 11, 2003

The Vantagepoint Funds (The "Funds") is a no-load, diversified open-end management investment company. It operates as a "series" investment company, offering nineteen distinct investment portfolios, each having different investment objectives (each portfolio, a "Fund"). This Statement of Additional Information ("SAI") contains additional information about the Funds.

This SAI is not a Prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' current Prospectus, dated May 1, 2003 (the "Prospectus"), as supplemented from time to time. The Funds' annual report is a separate document that includes the Funds' most recent audited financial statements, which are incorporated by reference into this SAI. A copy of the Prospectus or annual report may be obtained by writing to the Funds, calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org.


                                TABLE OF CONTENTS

                                                       PAGE
                                                       ----
   Investment Objectives & Policies................      2
   Management of The Vantagepoint Funds............      9
   Compensation....................................     12
   Committees of the Board.........................     13
   Director's Consideration of Investment
     Advisory and Subadvisory Agreements...........     14
   Control Persons and Principal Holders of
     Securities....................................     14
   Investment Advisory and Other Services..........     14
   Subadvisers.....................................     16
   Portfolio Transactions of the Funds.............     21
   Capital Stock and Other Securities..............     23
   Purchase, Redemption, and Pricing of Shares.....     23
   Taxation of the Fund............................     25
   Calculation of Performance Data.................     25
   Legal Counsel, Independent Accountants, &
     Custodian.....................................     28
   Financial Statements............................     28
   Appendix - Bond Ratings.........................     29




                               GENERAL INFORMATION

The Vantagepoint Funds was organized as a Delaware business trust on July 28, 1998. It is managed by Vantagepoint Investment Advisers, LLC ("VIA" or the "Adviser"), which in turn hires, subject to the approval of the Funds' Board of Directors, and manages subadvisers who are responsible for the day-to-day management and security selections for each Fund. The Vantagepoint Funds are as follows:


                    Actively Managed Funds:              Money Market Fund
                                                         Income Preservation Fund
                                                         US Government Securities Fund
                                                         Asset Allocation Fund
                                                         Equity Income Fund
                                                         Growth & Income Fund
                                                         Growth Fund

                                                         Aggressive Opportunities Fund
                                                         International Fund
                    Index Funds:                         Core Bond Index Fund
                                                         500 Stock Index Fund
                                                         Broad Market Index Fund
                                                         Mid/Small Company Index Fund
                                                         Overseas Equity Index Fund
                    Model Portfolio Funds:               Model Portfolio Savings Oriented Fund
                                                         Model Portfolio Conservative Growth Fund
                                                         Model Portfolio Traditional Growth Fund
                                                         Model Portfolio Long-Term Growth Fund
                                                         Model Portfolio All-Equity Growth Fund

The following discussion of investment objectives and policies for the Funds supplements the discussion of those objectives and policies set forth in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund have been adopted by the Board of Directors of The Vantagepoint Funds to govern the management and administration of each Fund by VIA. Those designated as fundamental in this SAI and in the Prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the Prospectus may be revised at the discretion of the Board of Directors.

With the exception of the Money Market Fund, the assets of each actively managed Fund are managed by one or more subadvisers. Subadvisers are retained to manage a particular portion of each Fund under the terms of written investment advisory contracts with VIA and the applicable Fund.

The Money Market Fund is invested in the Short Term Investments Co. Liquid Assets Portfolio, a registered money market mutual fund. The money market mutual fund's investment adviser is AIM Advisors, Inc.

The Model Portfolio Funds' respective investment objectives and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The Model Portfolio Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio Funds currently allocate their assets among the various portfolios offered by The Vantagepoint Funds. Each current underlying Fund's investment objective and principal investment strategy is described in The Vantagepoint Funds' current Prospectus.

As explained in the Prospectus, each Index Fund is structured as a "feeder" fund investing in a "Master Portfolio" which has substantially similar investment objectives and strategies as the applicable Index Fund. The investment adviser for each "Master Portfolio" in which the corresponding Index Fund invests is Barclays Global Fund Advisors ("Barclays").

Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Further information on each Fund's subadviser(s) may be found in the Prospectus and this SAI.

Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to it in a manner consistent with the Fund's investment policies and guidelines and within such further investment limitations and conditions as may be established by VIA.

Any material changes in a Fund's fundamental investment objectives will be put to a vote of its shareholders.



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

COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate by the Board of Directors.

S&P 500 Index -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

S&P/BARRA Value Index -- consists of a subset of the S&P 500 Index that includes stocks with lower price-to-book ratios.

Wilshire 5000 Total Market Index -- consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available; the broadest measure of the U.S. equity market.

Wilshire 4500 Index -- consists of all stocks in the Wilshire 5000 except for those included in the S&P 500 Index; represents mid- and small-capitalization companies.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index ("EAFE Index") -- consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index ("EAFE Free Index") - consists of a subset of the EAFE Index, that excludes securities that are not available for purchase by foreign investors.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Aggregate Bond Index -- consists of all investment-grade U.S. fixed income securities.

Lehman Brothers Intermediate Government Bond Index -- consists of intermediate U.S. Government securities.

The Vantagepoint 500 Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), nor is the Broad Market Index or Mid/Small Company Index Funds sponsored, endorsed, sold, or promoted by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Wilshire 4500 Index(R) or the Wilshire 5000 Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Wilshire 4500 Index and Wilshire 5000 Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Wilshire 4500 Index or the Wilshire 5000 Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Wilshire 4500 Index, the Wilshire 5000 Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

ELIGIBLE INVESTMENTS

In addition to the securities and financial instruments described in the Prospectus, the Funds (including the underlying Fund for each Model Portfolio Fund and the Master Investment Portfolios in which the Index Funds invest) are authorized to invest in the types of securities and financial instruments listed below. Not every Fund will invest in all such securities and/or financial instruments as indicated below.

Currently, the Model Portfolio Funds expect to be fully invested in shares of underlying Funds.

A. Cash/Cash Equivalents: Fixed income obligations with maturity of less than one year, including short term accounts managed by a custodian institution and shares of money market mutual funds. All funds may also participate in repurchase agreements and reverse repurchase agreements. In a repurchase agreement, a Fund buys a security from a bank or broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement is considered as the borrowing of money by the Fund and, therefore, a form of leverage, which may cause any gains or losses for the Fund to become magnified.

B. Depositary Receipts: Those Funds that may invest in foreign securities as identified in the Prospectus may purchase the foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Funds may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The risks associated with depositary receipts are similar to those of investing in foreign securities as described in the prospectus.

C. Securities Lending: The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities in order to generate additional income. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund may not retain voting rights on securities while they are on loan.

D. Rights and Warrants: All Funds except the Money Market Fund and the US Government Securities Fund. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

E. Convertible Securities: All Funds except the Money Market Fund and the US Government Securities Fund. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock or convertible bonds.

F. High Yield Securities: The Growth & Income, Growth, Equity Income, and Aggressive Opportunities Funds may invest to a limited extent in high yield securities. The Fund's investments in high yield securities are subject to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. See the "Appendix" to this SAI for more information regarding Bond ratings.

G. REITs: The Asset Allocation, Equity Income, Growth & Income, Growth, Aggressive Opportunities, International 500 Stock Index and Broad Market Index Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income.

H. Asset-Backed Securities: The US Government Securities, Income Preservation and Core Bond Index Funds may invest in asset-backed securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

I. When-Issued Securities: The Income Preservation Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation.

J. Wrapper Agreements: The Income Preservation Fund seeks to maintain a stable net asset value by purchasing wrapper agreements from financial institutions such as insurance companies and banks ("wrap providers"). These agreements are designed to maintain the Fund's net asset value at a stable share price through valuation arrangement that offsets the difference between daily market value and book value in the accounting for the fixed income securities held in the Fund's portfolio. Risks of purchasing wrapper agreements include the possibility that the wrapper agreement purchased by the Fund will fail to achieve the goal of limiting fluctuations in the Fund's net asset value. Wrap providers do not assume the credit risk associated with fixed income securities. Therefore, if the issuer of a security defaults or has its credit rating downgraded, the Fund may have to sell such a security quickly and at a price that may not reflect its book value, and the wrapper agreements, by contrast, will not shield the Fund from any resultant loss. Additionally, the wrapper agreements are not liquid investments.

The Fund is also subject to the risk that a wrap provider may have its credit rating lowered or that a wrap provider may have its credit rating lowered or that a wrap provider may default on its obligations altogether. This would require the Fund to seek other suitable wrapper arrangements, which may not be readily available. In addition, the Fund may not be able to replace a wrapper agreement that is maturing or subject to termination.

Under normal circumstances, the value of a wrapper agreement is the difference between the aggregate book value and the current market value of the Fund's portfolio securities covered by the agreement. The Fund may not be able to maintain a stable net asset value if any governmental or self-regulatory authority determines that it is not appropriate to value wrapper agreements at the difference between the book value of the Fund's covered assets and their market value or if the Funds' Board of Directors determines that such valuation is not appropriate.

K. Futures: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Financial futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund's investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. The Income Preservation Fund may invest in futures on fixed income security types contained in the financial benchmarks. The Growth Fund and Asset Allocation Fund may invest in S&P 500 Index futures. The Asset Allocation Fund and U S Government Securities Fund may invest in U.S. Treasury bond and note futures. The Aggressive Opportunities Fund may invest in futures for currency management. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract and therefore a Fund may be unable to close out its futures contracts at a time that is advantageous.

L. Forward Currency Contracts: The International Fund, the Aggressive Opportunities Fund and the Master Investment Portfolio in which the Overseas Equity Index Fund invests may use these types of contracts for currency management or hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract.

M. Swaps: The Income Preservation Fund may invest in swaps to manage interest rate and credit exposure.

N. Options: The Income Preservation Fund may use options (and options on futures contracts) to obtain exposure to fixed income sectors without incurring leverage. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price upon exercise of the option. In writhing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option Is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The International Fund and Aggressive Opportunities Fund may purchase options on futures contracts for currency management.

O. Exchange-Traded Funds: The Master Investment Portfolios ("MIPs") in which the Index Funds invest may purchase shares of exchange-traded funds ("ETFs"), including shares of ETFs that are affiliates of the MIP. Typically, a Master Investment Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the appropriate stock market while maintaining flexibility to meet the liquidity needs of the Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies, and purchases are governed by applicable SEC regulations for such investments.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if (1) the listing exchange's officials deem such action appropriate,
(2) the shares are delisted from the exchange, or (3) the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

P. Yankee Bonds: Foreign bonds denominated in U.S. dollars and issued in the United States by foreign banks and corporations. These bonds are usually registered with the SEC. The Income Preservation Fund may invest in Yankee Bonds.


ELIGIBLE PRACTICES: There are no restrictions on subadvisers as to the following:

    -   Fund portfolio turnover.

        The increase in portfolio turnover for the Income Preservation Fund from 2001 to 2002 was largely due to higher cash flow and temporarily higher allocations to money market type instruments coupled with a one-time modest change in subadviser guidelines.

    -   Realized gains and losses.

The eligible investments and practices are not fundamental policies and may be changed by the Funds' Board of Directors without a vote of shareholders.


FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies supplement the Funds' investment limitations set forth in the Prospectus. It is the policy of each Fund (which includes the underlying Funds for each Model Portfolio Fund) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without approval by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940 ("1940 Act")). A Fund may not:

(1) Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (this restriction is not fundamental);

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets. An Index Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, orders or interpretations thereunder. For purposes of this limitation for the Index Funds, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be making loans.

(5) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);

(6) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the prospectus (this restriction is not fundamental);

(7) Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(8) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(9) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Index Funds, the Model Portfolio Funds and the Money Market Fund may enter into arrangements as described in the Prospectus and in this SAI. A Fund will invest only in investment companies that have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(10) Invest in companies for the purpose of exercising control or management;
and

(11) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and Income Preservation Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

Each Index Fund will provide shareholders with at least 60 days' prior notice of any change to the Index Fund's non-fundamental policy to invest, under normal circumstances, at least 90% of the value of its net assets in an appropriate Master Portfolio. The US Government Securities Fund, Equity Income Fund and Model Portfolio All-Equity Growth Fund also will provide shareholders with at least 60 days' prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the US Government Securities Fund's assets in U.S. Government Securities, 80% of the Equity Income Fund's net assets in equity securities and 100% of the Model Portfolio All-Equity Growth Fund's net assets in stock funds that in turn invest at least 80% of their net assets, under normal circumstances, in equity securities. The notice will be provided in plain English in a separate written document, containing the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will be either on the notice itself or the envelope.

The above-mentioned Fund policies and investment limitations are considered at the time investment securities are purchased (with the exception of the restriction on illiquid securities).


THE INDEX FUNDS

Each Index Fund is structured as a "feeder" fund, which invests in a MIP. Each MIP is managed by Barclays Global Fund Advisors using quantitative, structured and passive management techniques and invests in securities in accordance with investment objectives, policies and limitations that are substantially similar to those of the applicable Index Fund.

The Broad Market Index Fund's MIP invests substantially all of its assets in two other MIPs. One of these, in turn, invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index. The other, in turn, invests substantially all of its assets in stocks comprising the S&P 500 Index (together, the "Underlying Portfolios"). The MIP's assets will be invested in the Underlying Portfolios in proportions adjusted periodically to maintain the capitalization range of the Wilshire 5000 Index.

The Overseas Equity Index Fund's MIP is the International Index Master Portfolio which seeks to match the total return performance of an international portfolio of common stocks represented by the EAFE Free Index.

The assets of the Vantagepoint Index Funds are invested in these Master Portfolios in proportions that are designed to meet their respective objectives. The Vantagepoint 500 Stock Index Fund invests exclusively in the S&P 500 Index Master Portfolio. The Vantagepoint Mid/Small Company Index Fund invests exclusively in the Extended Index Master Portfolio. The Vantagepoint Overseas Equity Index Fund invests exclusively in the International Index Master Portfolio. The Vantagepoint Broad Market Index Fund invests in the U.S. Equity Master Portfolio which, in turn, invests in both Underlying Portfolios in proportions that are designed to approximate the performance of the Wilshire 5000 Index. Finally, the Vantagepoint Core Bond Index Fund invests in the Bond Index Master Portfolio that is designed to track its benchmark index, the Lehman Brothers Aggregate Bond Index.

The Master Portfolios in which the Index Funds invest employ "passive" management techniques, meaning that each Master Portfolio tries to match, as closely as possible, the performance of its benchmark index. Because it would be very expensive to buy and sell all of the stocks (or bonds, as the case may be) in the target index, the Master Portfolio for the Overseas Equity, the Mid/Small Company, the Broad Market, and the Core Bond Index Funds use a "sampling" technique. Using computer programs, each of these Master Portfolios selects securities that will recreate its benchmark index in terms of factors such as industry, size, and other characteristics. Therefore, the performance of the Index Funds versus their respective benchmarks can be expected to deviate more than that of funds investing in all of the securities contained in a benchmark.


FUNDAMENTAL OPERATING POLICIES OF THE MASTER PORTFOLIOS

Fundamental Investment Restrictions. Each Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. Each Master Portfolio may not:

     (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

     (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master

     Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     (3) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     (4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     (5) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (6) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     (7) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

Non-Fundamental Investment Restrictions. Each Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trustees of MIP, at any time. Each

     (1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to
         (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

     (2) The Master Portfolio may not invest more than 15% of the Master Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     (4) The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

     (5) Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.



                      MANAGEMENT OF THE VANTAGEPOINT FUNDS

The Vantagepoint Funds is organized as a Delaware business trust and is governed by a 7-member Board of Directors, two of whom are "interested" directors as that term is defined in the 1940 Act. The Directors stand in the position of fiduciaries to the shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of shareholders. The Directors are responsible for the overall supervision of the operations of the Funds and evaluation of the performance of its investment adviser and subadvisers.

VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The officers of the Funds are also officers of VIA. The officers of the Funds manage its day-to-day operations and are responsible to the Funds' Board of Directors.




                  INFORMATION ABOUT THE OFFICERS AND DIRECTORS

The following table provides information about the Directors and executive officers of the Funds. Each Director oversees all nineteen portfolios of the Funds. The mailing address for the Directors and executive officers of the Funds is 777 North Capitol Street NE, Suite 600, Washington, D.C. 20002.


-----------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE     POSITION(s) HELD    TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(s)         OTHER
                          WITH FUND           SERVED                             DURING PAST 5 YEARS             DIRECTORSHIPS
                                                                                                                 HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
N. Anthony Calhoun (55)   Chairman of the     Director since November, 1998      Deputy Chief Financial          N/A
                          Board and Director  Term expires October, 2006         Officer and Treasurer --
                                                                                 District of Columbia (2001 to
                                                                                 present); Deputy Executive
                                                                                 Director & Chief Financial
                                                                                 Officer - Pension Benefit
                                                                                 Guaranty Corp. (1993-2001)
-----------------------------------------------------------------------------------------------------------------------------------
Donna K. Gilding (62)     Director            Director since November, 1998      Chief Investment Officer-       N/A
                                              Term expires October, 2006         Progress Investment
                                                                                 Management Company (2001 -
                                                                                 present); Chief Investment
                                                                                 Officer - New York City
                                                                                 Comptroller's Office
                                                                                 (1993-2001)
-----------------------------------------------------------------------------------------------------------------------------------
Arthur R. Lynch (48)      Director            Director since November, 1998      Chief Financial Officer -       N/A
                                              Term expires October, 2006         City of Glendale, Arizona
                                                                                 (1985-present)
-----------------------------------------------------------------------------------------------------------------------------------
Eddie N. Moore, Jr. (55)  Director            Director since November 1998       President -Virginia State       Director -
                                              Term expires October 2004          University (1993-present)       Universal
                                                                                                                 Corporation
                                                                                                                 (1999-present)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE     POSITION(s) HELD    TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(s)         OTHER
                          WITH FUND           SERVED                             DURING PAST 5 YEARS             DIRECTORSHIPS
                                                                                                                 HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Peter Meenan (61)         Director            Director since December, 2001      President and CEO Babson -      Director-Eclipse
                                              Term expires October, 2004         United, Inc., Babson - United   Funds, Inc.
                                                                                 Investment Advisors -           (18 portfolios)
                                                                                 (2000-present); Independent     (2002-present);
                                                                                 Consultant - (1999-2000);       Trustee-
                                                                                 Head of Global Funds for        Eclipse Funds
                                                                                 Investment Products &           (18 portfolios)
                                                                                 Distribution Group - Citicorp   (2002-present);
                                                                                 (1995-1999)                     Trustee-
                                                                                                                 New York Life
                                                                                                                 Investment
                                                                                                                 Management
                                                                                                                 Institutional
                                                                                                                 Funds
                                                                                                                 (3 portfolios)
                                                                                                                 (2002-present);

-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE     POSITION(s) HELD      TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(s)        OTHER
                          WITH FUND             SERVED                             DURING PAST 5 YEARS            DIRECTORSHIPS
                                                                                                                  HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Robin L. Wiessmann *(49)  Director              Director since November, 1998      Principal and President -      Director - ICMA
                                                Term expires October, 2004         Brown, Wiessmann               Retirement
                                                                                   Group (2001-present)           Corporation from
                                                                                   Managing Director- Dain        January, 1994 to
                                                                                   Rauscher (1999-2001)           December, 2001,
                                                                                   Founding Principal and         Director -
                                                                                   President - Artemis Capital    Council of
                                                                                   Group, Inc. (1990-1998)        Lafayette Women
                                                                                                                  Director - New
                                                                                                                  York City
                                                                                                                  Public/Private
                                                                                                                  Initiatives
                                                                                                                  Corporation
                                                                                                                  Trustee -
                                                                                                                  Citizens Budget
                                                                                                                  Commission of
                                                                                                                  New York
------------------------------------------------------------------------------------------------------------------------------------
Howard D. Tipton*         Director              Director since December, 2001      Executive Director-Lynxx       Director - ICMA
(66)                                            Term expires October, 2003         (1-2003 - present)             Retirement
                                                                                   (public transportation)        Corporation
                                                                                   Chief Administrative Services  (1995 - present),
                                                                                   Officer, City of Orlando,      Director -
                                                                                   Florida, retired 1999          Underwriters
                                                                                   President, Wayne Densch        Laboratories
                                                                                   Center, Retired 2001           (1997- present)

------------------------------------------------------------------------------------------------------------------------------------
Joan McCallen**(51)       President and         Since September 11, 2003           CEO - ICMA Retirement
                          Principal Executive                                      Corporation (August 2003 -
                          Officer                                                  present); President
                                                                                   -Vantagepoint Investment
                                                                                   Advisers, LLC (August 2003
                                                                                   - present); President, CEO
                                                                                   and Director - ICMA -RC
                                                                                   Services, LLC, broker-dealer
                                                                                   (August 2003 - present);
                                                                                   Executive Vice President and
                                                                                   Chief Operations Officer
                                                                                   ICMA- Retirement Corporation
                                                                                   (1997 to 2003)
------------------------------------------------------------------------------------------------------------------------------------
John Bennett**(53)        Acting Treasurer and  Since August, 2003                 Vice President ICMA            N/A
                          Principal Financial                                      Retirement Corporation
                          Officer                                                  (1997 - 2003)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE     POSITION(s) HELD      TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(s)        OTHER
                          WITH FUND             SERVED                             DURING PAST 5 YEARS            DIRECTORSHIPS
                                                                                                                  HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Paul Gallagher**(43)      Secretary             Since November, 1998               Vice President /Secretary and  N/A
                                                                                   General Counsel - ICMA
                                                                                   Retirement Corporation (1998
                                                                                   - present); Secretary
                                                                                   -Vantagepoint Investment
                                                                                   Advisers, LLC (1999 present);
                                                                                   Principal/Assistant General
                                                                                   Counsel - The Vanguard Group
                                                                                   (1985-1998)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Wiessmann and Mr. Tipton are considered interested directors because they are or have been directors of ICMA Retirement Corporation (RC). VIA is a wholly owned subsidiary of RC.
**Ms. McCallen and Mssrs. Bennett and Gallagher are the executive officers of the Funds and are considered interested persons as defined by the 1940 Act.


                                  COMPENSATION

Directors will be paid a quarterly retainer of $1,000 for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter, except the chairperson of the Board of Directors will be paid a quarterly retainer of $1,500 in recognition of the additional responsibilities and time required in serving in that position.

In addition, each director will be paid a $1,000 meeting fee for each regular meeting and a $1,000 meeting fee for each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also will be paid a $500 meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A director will not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing director education, a Director who attends an Investment Company Institute seminar or conference will receive a $500 attendance fee, limited to one per year. The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2002.

-------------------------------------------------------------------------------------------
               Name of Person                       Aggregate Compensation From Fund
-------------------------------------------------------------------------------------------
             N. Anthony Calhoun                                  $17,000
-------------------------------------------------------------------------------------------
              Donna K. Gilding                                   $ 9,000
-------------------------------------------------------------------------------------------
               Arthur R. Lynch                                   $11,500
-------------------------------------------------------------------------------------------
             Eddie N. Moore, Jr.                                 $14,500
-------------------------------------------------------------------------------------------
                Peter Meenan                                     $14,500
-------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------
             Robin L. Wiessmann*                                 $14,447
-------------------------------------------------------------------------------------------
              Howard D. Tipton*                                  $11,667
-------------------------------------------------------------------------------------------

- Ms. Wiessmann and Mr. Tipton are considered interested directors because they are or have been directors of ICMA Retirement Corporation (RC). VIA is a wholly owned subsidiary of RC.

                      OWNERSHIP OF SHARES BY THE DIRECTORS

The following table represents shares owned by the Directors of each portfolio of the Funds as of December 31, 2002:


------------------------------------------------------------------------------------------------------------------------------
Name of Director                     Dollar Range of Equity Securities in the     Aggregate Dollar Range of Equity
                                     Funds                                        Securities in All  Registered Investment
                                                                                  Companies Overseen by Director in Family
                                                                                  of Investment Companies
------------------------------------------------------------------------------------------------------------------------------
N. Anthony Calhoun                                       -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
Donna K. Gilding                                         -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
Arthur R. Lynch                                          -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
Eddie N. Moore, Jr.                                      -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
Peter Meenan                                             -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Robin L. Wiessmann*                                      -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
Howard D. Tipton*                                   Over $100,000                 Over $100,000
------------------------------------------------------------------------------------------------------------------------------

* Ms. Wiessmann and Mr. Tipton are considered interested directors because they are or have been directors of ICMA Retirement Corporation (RC). VIA is a wholly owned subsidiary of RC.

As of the date of this SAI, directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Funds.


                             COMMITTEES OF THE BOARD

There are three standing committees of the Board of Directors: Audit Committee, Nominating Committee, and Investment Committee.

The members of the Audit Committee are: Arthur R. Lynch, Eddie N. Moore, Jr. and
N. Anthony Calhoun. The Audit Committee operates pursuant to a charter adopted by the Board of Directors. The responsibilities of the Audit Committee include: providing an open avenue of communication between financial management, the independent accountants, regulatory authorities and the Board of Directors and overseeing the Funds' accounting and financial reporting practices; approving the engagement, retention and terminations of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the audit plan, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board of Directors on significant results of the Committee's activities. The Audit Committee met three times during the past fiscal year.

The Nominating Committee consists of all of the Board's Independent Directors. The Committee is responsible for interviewing, considering and nominating candidates for vacancies on the Board. The Fund's Agreement and Declaration of Trust provides that nominations for Board vacancies will be made by the Board of Directors based on the recommendations of a Nominating Committee. The Nominating Committee may consider suggestions made by various sources, including shareholders. Such suggestions should be mailed to the Fund at its address listed in this SAI. The Nominating Committee did not meet during the past fiscal year.

The Investment Committee consists of Donna K. Gilding, Peter Meenan and N. Anthony Calhoun and currently is responsible for reviewing the reallocation of assets among subadvisers to a Fund and considering subadviser replacements if requested by VIA, all subject to Board approval. The Investment Committee did not meet during the past fiscal year.

   DIRECTORS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Each year, the Board of Directors holds a meeting to decide whether to renew the investment advisory and subadvisory agreements ("Agreements") for the upcoming year. In preparation for the meeting, the Directors request and review a wide variety of information about the Adviser and each subadviser. The Directors use this information, as well as other information submitted by other service providers to the Funds, to help them decide whether to renew the Agreements for another year.

Before this year's meeting the Directors requested certain information, and received written materials, relating to the existing Agreements. These materials included information and reports regarding: (a) the quality of the Adviser's and subadviser's investment management and other services; (b) the Adviser's and subadviser's investment management personnel and operations; (c) the process by which the Adviser evaluates, selects, reviews and monitors the subadvisers; (d) the subadviser's brokerage practices (including any soft dollar arrangements);
(e) the level of the advisory or subadvisory fees that are charged and a comparison to fees charged to a selected peer group of funds; (f) a Fund's operating expenses compared to a selected peer group of funds; (g) certain profitability information; (h) the Adviser's and subadviser's compliance systems; and (i) a Fund's performance compared with a selected peer group of funds.

At the meeting, representatives of the Adviser presented additional information about it and the subadvisers to the Directors to help the Directors evaluate the reasonableness of the fees paid to both the Adviser and each subadviser and other aspects of the Agreements. The Directors then discussed the materials with the Adviser and discussed the renewal of each Agreement in light of this information.

Based on the Board's deliberations and its evaluation of the information described above, and assisted by the advice of counsel to the Independent Directors and Fund counsel, the Directors, including all of the Independent Directors, unanimously agreed to renew the Agreements for another year.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The principal shareholder of The Vantagepoint Funds is VantageTrust (the "VantageTrust"), a Trust sponsored by The VantageTrust Company ( a New Hampshire non-depository bank), which is a wholly owned subsidiary of ICMA Retirement Corporation ("RC"). The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The VantageTrust owns a majority of the outstanding shares of each Fund and is therefore considered a "control" person for purposes of the 1940 Act.


                     INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly owned subsidiary of, and is controlled by RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. RC has been registered as an investment adviser with the SEC since 1983.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each of the Vantagepoint Funds, including the Model Portfolio Funds, pursuant to a Master Advisory Agreement (the "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs each Fund's investments. Additionally, VIA selects the Master Portfolios in which the Index Funds invest and is responsible for the asset allocation for the Model Portfolio Funds. VIA furnishes periodic reports to the Funds' Board of Directors regarding the investment strategy and performance of each Fund.


Pursuant to the Advisory Agreement, the Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

                                                                             ADVISORY FEE
                                                                             ------------
                                                  All Funds except
                                                  the Index Funds                 0.10%
                                                  (including the Model
                                                  Portfolio Funds)

                                                  Index Funds                     0.05%


VIA received the following investment advisory fees for the fiscal years ended December 31, 2000, 2001 and 2002:


                                           ADVISORY FEE PAID                 2000               2001                2002
                                           Money Market*                   $   37,613        $   27,008        $   87,606
                                           Income Preservation                    N/A           602,159           426,006
                                           US Government Securities            70,091           112,865           168,186
                                           Asset Allocation                 1,046,531           904,974           770,146
                                           Equity Income                      447,009           581,723           616,820
                                           Growth & Income                    283,097           387,618           444,824
                                           Growth                           3,515,941         2,902,161         2,466,713
                                           Aggressive Opportunities           819,338           796,070           680,714
                                           International                      325,137           301,016           295,314
                                           Core Bond Index                    167,026           204,080           237,825
                                           500 Stock Index                    126,490           118,413           111,292
                                           Broad Market Index                 331,536           253,811           219,585
                                           Mid/Small Company Index             33,369            29,580            28,752
                                           Overseas Equity Index               30,079            20,976            21,569
                                           Model Portfolio Savings                N/A           117,935           144,868
                                           Oriented
                                           Model Portfolio                        N/A           253,154           282,781
                                           Conservative Growth
                                           Model Portfolio                        N/A           507,803           570,943
                                           Traditional Growth
                                           Model Portfolio                        N/A           472,003           526,838
                                           Long-Term Growth
                                           Model Portfolio                        N/A            21,412            45,140
                                           All-Equity Growth

* VIA waived $48,541 of its fee for the fiscal year ended December 31, 2000, $77,619 of its fee for the fiscal year ended December 31, 2001 and $38,024 of its fee for this fiscal year ended December 31, 2002.

The Income Preservation, Model Portfolio Savings Oriented, Model Portfolio Conservative Growth, Model Portfolio Traditional Growth, Model Portfolio Long-Term Growth and Model Portfolio All-Equity Growth Funds commenced operations on December 4, 2000 and therefore paid no investment advisory or administrative services fees for periods prior to that time.

VIA or its broker-dealer affiliate, ICMA-RC Services LLC, provides all distribution and marketing services for the Funds. VIA or its transfer agent affiliate, Vantagepoint Transfer Agents, LLC. ("VTA"), also provides certain administrative shareholder support services for the Vantagepoint Funds related to the retirement plans investing in the Funds. VIA or VTA, as the case may be, also provides Fund administration services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VIA or VTA receives asset-based compensation for these administrative services on an annual basis as follows:

                                                                   FEE FOR               FEE FOR
                                                              INVESTOR SERVICES       FUND SERVICES
                                                              -----------------       -------------
                                         All Funds except
                                         the Index Funds
                                         (including
                                         underlying Funds
                                         of the Model
                                         Portfolio Funds)            0.20%                0.15%

                                        Index Funds
                                        Class I                     0.15%                0.15%
                                        -------
                                        Class II                    0.05%                0.05%
                                        --------

VIA or VTA received the following fees for administrative services for the fiscal years ended December 31, 2000, 2001, and 2002:

                          AMOUNT RECEIVED                     2000             2001            2002
                          Money Market                    $   301,540      $   366,194      $  439,705
                          Income Preservation                     N/A        1,207,228       1,491,020
                          US Government Securities            245,319          395,028         588,650
                          Asset Allocation                  3,662,859        3,167,410       2,695,512
                          Equity Income                     1,564,532        2,036,030       2,158,869
                          Growth & Income                     990,839        1,356,662       1,556,884
                          Growth                           12,305,795       10,157,564       8,633,494
                          Aggressive Opportunities          2,867,682        2,786,244       2,382,500
                          International                     1,147,931        1,058,408       1,033,599
                          Core Bond Index                     869,710        1,027,946       1,179,169
                          500 Stock Index                     486,164          430,603         403,511
                          Broad Market Index                1,523,992        1,064,556         887,201
                          Mid/Small Company Index             142,441          119,679         115,785
                          Overseas Equity Index               159,014          108,560         113,419
                          Model Portfolio Savings
                          Oriented                                N/A              N/A             N/A
                          Model Portfolio
                          Conservative Growth                     N/A              N/A             N/A
                          Model Portfolio
                          Traditional Growth                      N/A              N/A             N/A
                          Model Portfolio Long-Term
                          Growth                                  N/A              N/A             N/A
                          Model Portfolio
                          All-Equity Growth                       N/A              N/A             N/A

The advisory fee, the fee for investor services, and the fee for fund services are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The Board of Directors of the Funds, VIA, ICMA-RC Services LLC, the Funds' distributor, and each subadviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. A copy of these codes are on file with the SEC and available to the public.

The day-to-day investment management of each Fund rests with one or more subadvisers hired by the Funds with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA's Investment Division. The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal years ended December 31, 2000, 2001 and 2002 are set forth below. The Income Preservation Fund commenced operations on December 4, 2000 and therefore paid no fees for the periods prior to that time.

                                   SUBADVISERS

The following firms currently serve as subadvisers:

Artisan Partners Limited Partnership, 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin, serves as subadviser to the International Fund. Artisan Partners is a Delaware limited partnership managed by its sole general partner, Artisan Investment Corporation. Andrew Ziegler and Carlene Ziegler are the directors of Artisan Investment Corporation and together own 100% of its outstanding voting securities.

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California, 90071, serves as subadviser to the International and Growth & Income Funds. Capital Guardian Trust Company is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc.

Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, California, 94105, serves as subadviser to the Growth Fund. Barclays is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI") a limited-purpose national bank. BGI is a majority-owned indirect subsidiary of Barclays Bank PLC, which in turn is wholly-owned by Barclays PLC, a publicly listed holding company based in London, England.

Brown Capital Management, 1201 North Calvert Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth Fund. Brown Capital Management is controlled by its founder and president, Eddie C. Brown.

Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts, serves as subadviser to the Growth Fund. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for the Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Tukman Capital Management, 60 E. Sir Francis Drake Blvd., Larkspur, California, 94939, serves as subadviser to the Growth Fund. Tukman Capital Management is controlled by its President, Melvin Tukman.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth & Income, Equity Income and Aggressive Opportunities Funds. T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company listed on the Nasdaq National Market.

Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts, 02109, serves as subadviser to the Growth & Income, Aggressive Opportunities and Income Preservation Funds. Wellington Management Company is a Massachusetts limited liability partnership.

Barrow, Hanley, Mewhinney & Strauss, Inc., 3232 McKinney Avenue, Dallas, Texas, 75204, serves as subadviser to the Equity Income Fund. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc.

Southeastern Asset Management, 6410 Poplar Avenue, Memphis, Tennessee, 38119, serves as subadviser to the Equity Income and Aggressive Opportunities Funds. Southeastern is wholly owned by its employees.

Mellon Capital Management, 595 Market Street, San Francisco, California, 94105, serves as subadviser to the Asset Allocation Fund. Mellon Capital is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a publicly traded and bank holding company.

Payden & Rygel Investment Counsel, 333 So. Grand Avenue, Los Angeles, California, 90071, serves as subadviser to the Income Preservation Fund. The firm is a privately held independent investment management organization owned by ten senior employees who are actively involved in the day-to-day operations of the firm.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California, 92660, serves as subadvisor to the Income Preservation Fund. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

Peregrine Capital Management, Inc., 800 LaSalle Street, Suite 1850, Minneapolis, Minnesota, 55402, serves as a subadviser to the Growth Fund. The firm is 100% owned by Wells Fargo & Company.

Seix Investment Advisors Inc., 300 Tice Blvd., Woodcliff Lake, New Jersey, 07675, serves as subadviser to the US Government Securities Fund. Seix is controlled by its chairman and founder, Christina Seix.

The following represents fees paid to the various subadvisers:


                                                                                AMOUNT PAID        AMOUNT PAID       AMOUNT PAID
                                                                                 FOR PERIOD         FOR PERIOD        FOR PERIOD
                                                                                    ENDED              ENDED             ENDED
FUND/SUBADVISER                               ASSETS MANAGED         FEE        DEC. 31, 2002      DEC. 31, 2002     DEC. 31, 2002

MONEY MARKET FUND

AIM Advisors, Inc. (adviser to AIM          Flat fee                0.12%           N/A                 N/A               N/A
Short-Term Investments Co. Liquid
Asset Portfolio)

+AIM Advisors, Inc. is not a subadviser
to the Money Market Fund and the fee
reflected is the expense ratio charged by the Short-Term Investments Co. Liquid
Asset Portfolio


INCOME PRESERVATION FUND

Subadviser
----------
Pacific Investment Management Company, LLC  Flat fee                0.25%            N/A               $239,330        $327,225

Payden & Rygel Investment Counsel           First $200 million      0.10%            N/A               $141,553        $108,816
                                            Next $100 million       0.09%
                                            Over $300 million       0.08%

Wellington Management Company, LLP          First $100 million      0.25%            N/A               $230,479        $297,766
                                            Over $100 million       0.15%


US GOVERNMENT SECURITIES FUND

Subadviser
Seix Investment Advisors, Inc.              First $150 million      0.10%         $96,361(+)        $113,097(+)        $154,990
(+) Reflects higher fee schedule in place   Next $150 million       0.08%
prior to July 1, 2001



ASSET ALLOCATION FUND(1)

Subadviser
----------
Mellon Capital Management                    First $200 million    0.375%         $1,051,216         $2,147,052      $1,811,009
                                            Next $300 million       0.20%
                                             Over $500 million      0.15%

(1) Avatar, Payden & Rygel, and Wilshire no longer serve as subadvisers to the Asset Allocation Fund. They received fees for fiscal years ended December 31, 2000 and 2001 in the amounts of $1,175,669 and $301,337; $233,882 and $165,796 and $127,916 and $106,647, respectively.

EQUITY INCOME FUND(2)

Subadviser
----------
Barrow, Hanley, Mewhinney
& Strauss, Inc.                             First $10 million       0.75%           $461,231           $558,509        $593,232
                                            Next $15 million        0.50%
                                            Next $175 million       0.25%
                                            Next $600 million       0.20%
                                            Next $200 million       0.15%
                                            Over $1 billion         0.13%

Southeastern Asset Management, Inc.         First $50 million       0.75%             N/A              $940,752      $1,166,634
                                            Over $50 million        0.50%

T. Rowe Price Associates, Inc.              First $500 million      0.40%
                                            Over $500 million      0.375%           $599,230           $741,584       $ 823,542


(2) Wellington Management served as a subadviser to the Fund until December
13, 2000 and
 received a fee of $474,764. For the period from January 1, 2000 to December 13, 2000. Southeastern Asset Management began serving as subadviser to the Equity
Income Fund on December 14, 2000.


GROWTH & INCOME FUND(3)
Subadviser
----------
Capital Guardian Trust Company              First $25 million       0.55%*          $321,171           $375,201        $395,167
                                            Next $25 million        0.40%
                                            Over $50 million       0.225%
                                            * Minimum fee of
                                            $167,500 payable
                                            to Capital Guardian




T. Rowe Price Associates, Inc.              First $500 million      0.400%            N/A              $181,147        $560,877
                                            Over $500 million       0.375%

Wellington Management Company, LLP          First $50 million        0.40%          $167,566           $429,433        $458,853
                                            Next $50 million         0.30%
                                            Over $100 million        0.25%


(3) Putnam Investment Management, Inc. served as subadviser to the Fund from January 1, 2001 to May 18, 2001 and received $354,685 as compensation for that period. Putnam Investment Management, Inc. received $287,574 for the fiscal period ended December 31, 2000. T. Rowe Price Associates began serving as subadviser to the Growth and Income Fund on May 21, 2001.



                                                                                AMOUNT PAID FOR      AMOUNT PAID     AMOUNT PAID
                                                                                 PERIOD ENDED        FOR PERIOD       FOR PERIOD
                                                                                 DEC. 31, 2000          ENDED           ENDED
FUND/SUBADVISER                               ASSETS MANAGED         FEE                            DEC. 31, 2001   DEC. 31, 2002


GROWTH FUND(4)

Subadviser

Barclays Global Fund Advisors               First $1 billion       0.015%           $221,601           $136,210         $62,039
                                            Over $1 billion         0.01%

Brown Capital Management, Inc.              First $50 million       0.50%         $1,101,837         $1,029,863      $1,002,937
                                            Next $50 million        0.40%
                                            Next $100 million       0.30%
                                            Next $300 million       0.25%
                                            Over $500 million       0.20%

FMR                                         First $25 million       0.80%         $5,344,576         $4,709,323      $4,085,815
                                            Over $25 million        0.60%

Peregrine Capital Management                First $25 million       0.60%            N/A                N/A              N/A
                                            Next $25 million        0.48%
                                            Over $50 million        0.40%

Tukman Capital Management, Inc.             Flat fee                0.50%         $1,623,511         $1,659,265      $1,638,589

(4) William Blair & Company, LLC served as subadviser to the Fund until May 8,
2000 and was paid a fee of $843,199 for the period January 1, 2000 to May 8, 2000. TCW Investment Management served as subadviser until August, 2002 and received $1,994,243 for that period and received $3,400,197 and $3, 011,314 for the fiscal periods ended December 31, 2000 and 2001, respectively. Atlanta
Capital Management served as subadviser until August, 2002 and received
$514,226, $1,151,312, and $817,823 for the fiscal periods ended December 31, 2000, 2001and 2002, respectively. Peregrine Capital Management became a subadviser in July 2002.

(+) Reflects higher fee schedule in place prior to October 1, 2000. (++) Reflects lower fee schedule in place prior to April 1, 2000.



AGGRESSIVE OPPORTUNITIES FUND(5)


                                                                                 AMOUNT PAID      AMOUNT PAID       AMOUNT PAID
                                                                                  FOR PERIOD       FOR PERIOD        FOR PERIOD
                                                                                     ENDED            ENDED             ENDED
FUND/SUBADVISER                              ASSETS MANAGED         FEE          DEC. 31, 2000    DEC. 31, 2000     DEC. 31, 2000

Wellington Management Company, LLP          First $100 million      0.75%             N/A               N/A            $263,597
                                            Over $100 million       0.65%

Southeastern Asset Management, Inc.         First $100 million     0.875%             N/A               N/A            $287,172
                                            Over $100 million      0.750%


T. Rowe Price Associates, Inc.              First $500 million      0.60%             N/A               N/A              N/A
                                            Over $500 million       0.55%


(5) First Pacific Advisors, Inc, MFS Institutional Advisers Inc., Roxbury Capital
Management, LLC and TCW Investment Management no longer serve as a subadviser to the Fund. First Pacific Advisors, Inc. received $1,808,939 and $998,546 respectively for fiscal years ended December 31, 2000 and 2001; MFS Institutional
Advisors, Inc., Roxbury Capital Management and TCW Investment Management Co.
received $1,286,306, $2,642,792 and $1,209,547; and $505,671 and $1,930,776; and
$1,795,749, $1,803,306 and $1,166,722 for fiscal years ended December 31, 2000,
2001 and 2002, respectively.  Southeastern Asset Management, Inc. and Wellington
Management Company, LLP became subadvisers in July 2002.



INTERNATIONAL FUND(6)

Subadviser
----------
Capital Guardian Trust Company              First $25 Million       0.75%*          $519,162           $506,288        $500,238
                                            Next $25 Million        0.60%
                                            Next $200 Million      0.425%
                                            Next $250 Million      0.375%
                                            *Minimum Fee of
                                            $337,500 Payable to
                                            Capital Guardian


Artisan Partners Limited Partnership        Flat Fee                0.70%             N/A                N/A              N/A


(6) Lazard Asset Management and T. Rowe Price International Inc. no longer serve as subadvisers. They received $516,205, $510,996 and $475,045 and $752,875,
$585,814 and $557,103, for fiscal years ended December 31, 2000, 2001 and 2002, respectively. Artisan Partners Limited Partnership became a subadviser in September 2002.


                                          ADVISORY AND
                                         ADMINISTRATIVE
INDEX FUNDS (BARCLAYS)                        FEES                 2000               2001               2002
                                       -------------------         ----               ----               ----
Core Bond Index Fund                          0.08%**            $270,272            $334,036            $386,691

500 Stock Index Fund                          0.05%**            $125,897            $118,462            $110,383

Broad Market Index Fund                       0.08%**            $502,833            $402,716            $346,647

Mid/Small Company Index                       0.10%               $56,383             $58,839             $57,252

Overseas Equity Index                First $1 Billion 0.25%      $135,057            $104,029            $108,129
                                     Over $1 Billion 0.17%



Information on the advisory services provided by each Subadviser and services provided by Barclays for each Fund can be found in the Prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks." **Barclays is entitled to receive monthly fees at the annual rate of 0.01% of the average daily net assets of the U.S. Equity Master Portfolio, 0.08% of the average daily net assets of the Extended Index Portfolio and 0.05% of the average daily net assets of the S&P 500 Index Portfolio as compensation for its advisory services. The Master Portfolio bears its pro rata share of the advisory fees of the Underlying Portfolios. Based on these fee levels and the expected allocation of assets between the two Underlying Master Portfolios, the advisory fees payable to Barclays by the Master Portfolio on a combined basis will be approximately 0.08% of the average daily net assets of the Master Portfolio. From time to time, Barclays may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

Each MIP and Barclays has adopted a code of ethics, which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means: (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection with the purchase or sale of securities, makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities, which are eligible for purchase by a Master Portfolio. The codes of ethics for each MIP and Barclays are on public file with, and are available from, the SEC.


                       PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth and Income Fund, the Equity Income Fund, and Asset Allocation Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and used to reduce the operating expenses of those Funds. Participation in the program is voluntary and VIA receives no benefit from the recaptured commissions. The following tables represent the total brokerage commissions paid for the fiscal years ended December 31, 2000, 2001 and 2002 plus the total brokerage commissions paid as a part of the above described commission recapture program for the fiscal year ended 2002:

                             2000                2001               2002
Aggressive               $   687,552         $ 1,843,037         $ 4,154,578
Opportunities
International                598,242             516,438             657,521
Growth                     2,538,845           1,950,047           4,057,406

Growth & Income              478,829             494,766             675,022
Equity Income                919,488             677,005             624,829
Asset Allocation             118,719             150,206              66,114
Total                    $ 5,341,675         $ 5,631,499         $10,235,470



Total estimated brokerage paid as part of the commission recapture program for the fiscal year 2002:

Equity Income Fund                    $  194,842                Growth Fund         $1,013,779
Growth and Income Fund                $  230,972         International Fund         $  253,234
Aggressive Opportunities Fund         $  315,964                      Total         $2,008,791


The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Model Portfolio Funds which do not have subadvisers). The agreements direct the subadvisers to use best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds.

In placing Fund transactions, each subadviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission cost and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, the Subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. The subadviser is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

With respect to the Index Funds, Barclays assumes general supervision over placing orders on behalf of the Master Portfolios for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Barclays and in a manner deemed fair and reasonable to interest holders. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for the Master Portfolios. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, are likely to result in comparatively greater brokerage expenses and additional tax liabilities. Barclays may from time to time execute trades on behalf of and for the account of the Master Portfolios with brokers or dealers that are affiliated with Barclays.

One or more of the subadvisers may aggregate sale and purchase orders from the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a Subadviser's clients are entered at approximately the same time on any day and are executed at different prices, the Subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for each of the clients for whom such orders were executed.

The Vantagepoint Funds participate in a securities lending program under which the Funds' custodian is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Vantagepoint Funds receive dividends and interest on the loaned securities. Lending fees received in The Vantagepoint Funds account are used to reduce overall custodial expenses in the Funds from which the loaned securities originated.


                       CAPITAL STOCK AND OTHER SECURITIES

The Vantagepoint Funds is an open-end diversified management investment company organized as a Delaware business trust. As an open-end company, The Vantagepoint Funds continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. Class I shares are open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through VantageTrust containing assets of less than $30 million. Class II shares are open (i) to qualifying public sector employee benefit plans that invest directly in the Funds and have qualifying assets in excess of $40 million with an average participant balance of at least $40 thousand and (ii) public sector employee benefit plans that invest indirectly in the Funds through VantageTrust and have qualifying assets in excess of $30 million so invested. Other plans and certain IRA accounts known as "deemed IRAs" with average account balance requirements or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASES

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed or trading on the exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.



IRA REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE.

A signature guarantee is designed to protect you against fraud and may be required by The Vantagepoint Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

* The account registration has changed within the past 30 days;

* The check is being mailed to an address other than the one listed on the account (record address);

* The check is being made payable to someone other than the account owner;

* The redemption proceeds are being transferred to an account with a different registration;

* Proceeds are to be wired to a bank account that was not pre-designated; and

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

SPECIAL INFORMATION ABOUT IRA REDEMPTIONS

As described in the Prospectus, a transaction fee of 2% may be applied to the value of amounts withdrawn from the Income Preservation Fund by IRA investors, but only during certain periods and under certain conditions (see "Fees and Expenses of the Funds"). The transaction fee will not be applied to "qualified" IRA withdrawals as described below. Examples of "qualified" IRA withdrawals are:

* Distributions made on or after the date on which the IRA owner attains age 59 1/2

* Distributions made to a beneficiary or to the IRA owner's estate on or after the IRA owner's death

* Distributions made as a result of an IRA owner becoming disabled

* Direct trustee to trustee transfers and conversions of traditional IRAs to Roth IRAs where the IRA owner continues the investment of the transferred amount in the Fund

It is important that a shareholder consult a tax advisor regarding the terms, conditions and tax consequences of any IRA withdrawals.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a withdrawal/distribution from such a plan may have adverse tax consequences. A shareholder contemplating such a withdrawal/distribution should consult his or her tax advisor. Other shareholders should consider the tax consequences of any redemption and consult their tax advisor.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE, the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the CBOT, or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.

DISTRIBUTIONS FROM INCOME PRESERVATION FUND

Dividends and distributions to shareholders are determined in accordance with income tax regulations. The Funds' Board of Directors, in an effort to maintain a stable net asset value per share for the Income Preservation Fund, may declare, effective on the date of a distribution, a reverse split of the shares of the Income Preservation Fund in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid.

                              TAXATION OF THE FUND

The Vantagepoint Funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which would cause the ordinary income (which includes short-term capital gains) and net long-term capital gains of the Fund to "pass through" to the shareholders for federal income and capital gains tax purposes. Failure to qualify for Subchapter M status could result in federal income and capital gains taxes being assessed at the Fund level, which would reduce Fund returns correspondingly.


                         CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund and the Income Preservation Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under SEC rules, Funds advertising performance must include total return quotes calculated according to the following formula:

                                       n
                                 P(1+T)   = ERV

                Where:   P =     a hypothetical initial payment of $1,000;

                         T =     Average annual total return;
                         n =     Number of years (1, 5 or 10); and

                         ERV = Ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5, or 10 year periods (or Fractional portion thereof).


Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Fund's Prospectus on the reinvestment dates during the period. Total return, or 'T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The total returns for each Fund for the periods ending through December 31, 2002 were:

                                                                    Since
                                                                    -----
                                               1 Year             Inception
                                               ------             ---------
Money Market                                      1.3%              3.9%+
Income Preservation                               4.1%              4.7%++
US Government Securities                          8.8%              7.1%+
Asset Allocation                                -15.8%             -3.9%+
Equity Income                                   -15.0%             -0.5%+
Growth & Income                                 -22.9%             -1.5%+
Growth                                          -24.3%             -3.4%+
Aggressive Opportunities                        -38.5%             -6.1%+
International Fund                              -16.1%             -5.3%+
Core Bond Index Class I                           9.7%              7.3%+
500 Stock Index Class I                         -22.4%             -7.7%+
Broad Market Index Class I                      -21.6%             -6.8%+
Mid/Small Company Index Class I                 -18.4%             -3.2%+
Overseas Equity Index Class I                   -16.7%             -8.3%+
Model Portfolio Savings Oriented                 -1.4%              1.4%++
Model Portfolio Conservative Growth              -6.7%             -2.3%++
Model Portfolio Traditional Growth              -12.6%             -6.9%++
Model Portfolio Long-Term Growth                -18.0%             11.0%++
Model Portfolio All Equity Growth               -24.1%             15.9%++

(+) Inception March 1, 1999
(++) Inception December 4, 2000


The total returns for Class II shares of the Index Funds for the periods ending December 31, 2002 were:


                                         1 Year      Since Inception +
                                         ------      -----------------
Core Bond Index Class II                    9.9%            7.7%
500 Stock Index Class II                  -22.2%           -8.8%
Broad Market Index Class II               -21.4%          -7.82%
Mid/Small Company Index Class II          -18.3%           -4.2%
Overseas Equity Index Class II            -16.6%           -9.3%

(+) Inception April 5, 1999


In addition to the total return quotations discussed above, a Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:


                        YIELD =    [2(a-b + 1) 6- 1]
                                   -----------------
                                          [cd]



                Where:  a =  dividends and interest earned during the period;

                        b =  expenses accrued for the period (net of
                             reimbursements);

                        c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                        d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the "a" Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in a Fund's portfolio (assuming a month of thirty days), and
(iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.


The 30-day yield as of December 31, 2002 for the following Funds was:

Core Bond Fund Class I                          3.55%
Core Bond Fund Class II                         3.75%
US Government Securities Fund                   2.60%
Income Preservation Fund                        4.13%
Money Market                                    0.90%

The annualized current yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The annualized effective yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The current and effective 7-day yield as of December 31, 2002 for the Money Market Fund was 0.83% and 0.83%, respectively and for the Income Preservation Fund was 4.13% and 4.22%, respectively.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages might not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.

Additional Performance Information for Vantagepoint Elite Shareholders

In an effort to provide taxable investors with performance information that would be most helpful to them, the following after-tax information for the one year period from January 1, 2002 through December 31, 2002 should be read in conjunction with the "Performance Tables" found in the Prospectus:

                                                  RETURN AFTER TAXES     RETURN AFTER TAXES
FUND                                              ON DISTRIBUTIONS       ON DISTRIBUTIONS AND
                                                                         SALE OF FUND SHARES

US Government Securities                             7.06%                 5.48%
Asset Allocation                                   -15.80%                -9.70%
Equity Income                                      -15.36%                -9.18%
Growth & Income                                    -23.11%               -14.08%
Growth                                             -24.27%               -14.90%
Aggressive Opportunities                           -38.47%               -23.62%
International                                      -16.33%                -9.74%
Core Bond Index *                                    7.42%                 5.89%
500 Stock Index*                                   -22.75%               -13.74%
Mid/Small Company Index*                           -18.41%               -11.31%
Broad Market Index*                                -21.65%               -13.28%
Oversea Equity Index*                              -17.21%               -10.17%
Model Portfolio
Savings Oriented                                    -2.52%                -0.85%
Model Portfolio Conservative
Growth                                              -7.66%                -4.09%
Model Portfolio Traditional
Growth                                             -13.29%                -7.77%
Model Portfolio Long-Term
Growth                                             -18.46%               -11.05%
Model Portfolio All-Equity
Growth                                             -24.19%               -14.78%

* Class I Shares

               LEGAL COUNSEL, INDEPENDENT ACCOUNTANTS & CUSTODIAN.

Crowell & Moring LLP, Washington, D.C. serves as legal counsel to the Funds. PricewaterhouseCooopers LLP, 250 Pratt Street, Baltimore, Maryland, serves as independent accountants to the Funds. Deloitte & Touche LLP 200 Berkley Street, Boston, Massachusetts, served as independent accountants until July, 2003. Investors Bank & Trust, 200 Clarendon Street, Boston, Massachusetts, serves as custodian.



                              FINANCIAL STATEMENTS

The Funds' financial statements for the fiscal year ended December 31, 2002, including notes thereto and the report of Deloitte & Touche LLP are incorporated by reference into this SAI. A copy of the Funds' Annual Report to Shareholders must accompany the delivery of this SAI.

APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.